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November 18, 1999



Dear Fellow Aggressive Growth Shareholder,

We had a good quarter--up 3.8%. While not exciting in absolute terms, it is quite strong in light of the fact that the broader market averages of both large and small stocks were down over 6%. When we can overcome a market downdraft with positive performance and surpass the S&P 500 by over ten percentage points, as we did this quarter, I'm very happy.

Something to Celebrate
----------------------
Most of you know I hate underperforming any relevant market benchmark over any time period. While we have been trouncing stock indexes comprised of small and mid-size stocks for most of the time since the Portfolio inception five years ago, we were not able to overcome the amazing performance of large U.S. stocks--until now. This quarter we took back the cumulative lead over the S&P 500 Index (including dividends). This is something only 6% of domestic stock funds have accomplished over the last five years. We have beaten the S&P 500 in all four of the last four quarters, and in 15 of the 21 quarters since inception. Bridgeway Aggressive Growth ranks 7th of 75 aggressive growth funds over this time period. This is truly something to celebrate.

Performance Summary
-------------------
TRANSLATION: Three factors contributed to our positive performance from July through September: 1) Our 24% exposure to science and technology companies certainly helped, as technology funds were the only domestic category with significant positive (+7%) returns for the three month period. 2) We sold several risky stocks, specifically several large company Internet holdings, before the market suffered its first significant "correction" of 1999. Sometimes, what you sell adds as much value as what you buy. 3) Our "focus" strategy (concentrating more money in two or three companies that I believe have superior risk and return characteristics) worked well from July through September.

The table below presents our September quarter, year-to-date, one-year, and life-to-date financial results according to the formula required by the SEC. I particularly like the "1 Year" column, which begins just after the horrendous small-stock correction of 1998.

                                         September Qtr.    Year-to-Date     1 Year         5 Year      Life-to-Date
                                             7/1/99          01/01/99      10/01/98       10/01/94      8/5/94 to
                                           to 9/30/99       to 9/30/99    to 9/30/99    to 9/30/99(3)    9/30/99(3)
                                           ----------       ----------    ----------    -------------    ----------
   Aggressive Growth Portfolio                  3.8%           30.3%           80.5%         26.1%         26.5%
   S&P 500 Index (large companies)(1)          -6.3%            5.4%           27.8%         25.0%         24.6%
   Russell 2000 (small companies) (1)          -6.2%            2.4%           19.1%         12.4%         13.1%
   Lipper Capital Appreciation Funds(2)        -3.0%           10.4%           35.4%         18.2%         18.6%

       (1) The Russell 2000 and S&P 500 are unmanaged indexes of small and large companies, respectively, with dividends reinvested. (2) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. (3) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance--Technology helped
----------------------------------------------------------------
TRANSLATION: A handful of technology stocks ensured positive quarterly returns for the Portfolio. Our largest holding in a telecommunications firm also helped significantly.

Three of our top four performing stocks were technology stocks. While we had trimmed back our top large company Internet holdings in the June quarter, we added two micro-cap Internet companies in July, which helped our performance significantly. Unify Corporation, which develops software for e-commerce applications, had been largely left behind in the Internet mania of the last nine months. This was a company with significant earnings, strong projected growth, and a price to earnings ratio that was a small fraction of the industry average. For no reason I could see, the company had declined from a high of $17 1/2 to a price of $11 in less than three months. Our models flashed a very strong buy signal in July, but we had little room in the Portfolio for an additional holding. We bought shares equal to about 1 1/2 percent of net assets, but also used our Portfolio flexibility to acquire stock options in order to buy Unify calls. (Calls are a contract to purchase shares of a company at a specified price - here, $10 - for a specified period of time at the option of the call owner.) We purchased 120 calls, representing 0.4% of net assets at the time of purchase. Our timing couldn't have been better. The company got a very favorable write up in the Red Chip Review and received positive press coverage on a financial news cable network. One large brokerage house also began accumulating a large position. The stock climbed from $11 to $22.50 at the end of the quarter. Our stock and calls added more than 2% to our quarterly return.

A second small-cap Internet stock, Santa Cruz Operation, went up 53% in the quarter. Pilgrim America Capital Corporation, a mutual fund company we highlighted last year, rose 47% after Reliastar, an insurance company that owns the Firstar family of funds, announced a friendly takeover bid. This merger was completed in October.

Finally, Qualcomm, our largest holding, appreciated 32% and added 3% to our quarterly return. This is an example of the kind of mid-cap growth company that has led the market lately. (Actually, with recent appreciation, the company is now a large-, rather than mid-cap company.) It looks quite "pricey" to me, but I just keep following our models.

Detailed Explanation of Quarterly Performance--What Didn't Go Well
------------------------------------------------------------------
Of course, not everything went up during the quarter, and our strong exposure to retail stocks (19% versus 6% for the S&P 500) hurt our performance significantly. Children's Place (-34%), The Gap (-24%), Best Buy (-8%), and Creative Computers (-20%), were a real drag on our performance. American Eagle Outfitters was our only retail stock that went up during the quarter.

One other stock declining more than 25% during the period was the "discount" brokerage firm, Charles Schwab. It caused the most damage in dollar terms. The stock declined 30% before we sold it.

Our ten largest positions continue to reflect considerable diversification, spanning seven different industries. The retail store industry, which represents 20.5% of net assets, is the largest industry concentration. All together, the ten stocks below comprise over half of our Portfolio net assets, making this a relatively "focused" portfolio. At the end of the September quarter, the Portfolio held 41 stocks. Qualcomm has become our largest holding, both by design and by strong appreciation. We trimmed VISX, the largest position last quarter, to only 3.7% of net assets, when the potential risk of this holding increased.

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Here are our top ten:

                                                                                        Percent of
  Rank      Description                                Industry                         Net Assets
  ----      -----------                                --------                         ----------
    1       Qualcomm Inc.                              Telecommunications                 14.2%
    2       IDEC Pharmaceutical Corp.                  Biotechnology/Drugs                 7.8%
    3       Arkansas Best Corp.                        Trucking                            5.2%
    4       Spiegel Inc.                               Retail/Services                     4.8%
    5       CTS Corp.                                  Electronics/Electric                4.5%
    6       O'Sullivan Inds. Holdings Inc.             Home Furnishings                    4.3%
    7       Ford Motor Company                         Automobiles                         4.1%
    8       JDS Uniphase Corp.                         Electronics/Electric                3.9%
    9       Best Buy Company, Inc.                     Retail Stores                       3.9%
   10       Chicos Fashions Inc.                       Retail Stores                       3.7%
                                                                                           ----
            Total                                                                         56.4%

Disclaimer
----------
The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 1999; security positions can and do change thereafter.

New Prospectus
--------------
TRANSLATION: Each year we print and mail to shareholders an updated prospectus in compliance with federal securities laws. This year, our format has changed dramatically in accordance with an effort to simplify mutual fund prospectuses and make them more readable. We are interested in whether you think it is an improvement. Please drop us a note, call or email if you have an opinion or an idea.

Enclosed is our updated prospectus, which is also our first "Plain English" prospectus. The "Plain English" approach is an effort by the Securities and Exchange Commission to take much of the "legalese" out of prospectuses and to make them more "friendly" for people who may not have training in investments. Bridgeway welcomed this new initiative. However, in order to maintain accordance with SEC guidelines, we had to omit or restructure much of the additional information on items that we wanted to include. In the final analysis, we decided to discuss some of these items in our quarterly letters, rather than in the prospectus itself. In this report we will highlight the two subjects: distribution expenses and the tax efficiency of our Portfolio.

Distribution Cost--or I hate high expenses
------------------------------------------
TRANSLATION: Bridgeway Fund shareholders pay no distribution expenses. They never have. This cost is borne by the Adviser, Bridgeway Capital Management, according to our contract. Any change in this policy would require a vote by Fund shareholders.

On October 15, 1996, shareholders approved a 12b-1 distribution plan, whereby the Fund serves as its own distributor; however, the Adviser, Bridgeway Capital Management, continues to pay all of the distribution expenses. Distribution costs are expenses related to selling the Fund. Since Bridgeway does essentially no advertising, our distribution costs consist primarily of mailing materials to people who request information about the funds. For instance, if a non-shareholder friend of yours calls the "800" number at Bridgeway and asks for a prospectus, the phone expense, personnel expense, prospectus cost, envelope, any other enclosures, and postage are all expenses of the Adviser, not the Aggressive Growth Portfolio. A majority of mutual funds pay at least a portion of the distribution costs from the fund itself. Bridgeway's policy is in line with our focus on cost efficiency. You may remember that our four business values are integrity, performance, cost, and service.

You may be wondering why I am raising this topic now. It is to avoid any confusion about the presentation of annual expenses in the fee table on page 20 of the enclosed prospectus.

Since the inception of our Portfolio, even before shareholder approval of the 12b-1 Plan, the Adviser has paid all distribution expenses directly from its own capital and profits. The Fund's management contract with its adviser, Bridgeway Capital Management, clearly states that the adviser pays distribution expenses.

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
Therefore, they are not shareholder expenses, and we have previously excluded distribution expenses from our fee table. The SEC has taken the view that since distribution expenses are expenses of the Fund, even though they may not be paid by the Fund, they must be presented in the fee table. The expenses are then "backed out" in the line labeled simply "Fee Waiver." The new SEC rules for plain English do not allow flexibility with the fee table presentation. We can neither add that the "fee waiver" includes distribution expense, nor can we include a footnote to the table to that effect. We disclose it later on page 35 of the prospectus. My concern is that I don't want anyone to think we reneged on our commitment in 1996 never to charge a 12b-1 fee without shareholder approval.

Tax Efficiency
--------------
TRANSLATION: Our first five years were quite tax-efficient, especially for an actively managed fund. Tax efficiency means that you pay a smaller portion of your Portfolio returns to Uncle Sam. However, this is irrelevant if you hold your shares in an IRA or other tax-deferred account.

On October 31, Bridgeway became the first mutual fund, to my knowledge, to highlight the relative tax efficiency of each of our portfolios in a separate section of its prospectus (see page 38). For an actively managed portfolio, Bridgeway Aggressive Growth has a very good record, scoring 94% tax efficiency over the last five years according to Morningstar. This statistic is the percentage of total returns that a shareholder would keep after taxes, assuming the shareholder paid taxes at the maximum rate and held shares in a taxable account. It excludes taxes incurred when you sell shares of the Portfolio. Although the Aggressive Growth Portfolio is not specifically a tax-managed Portfolio, we do make decisions to minimize taxes when we feel it would not hurt our overall Portfolio returns. Our five-year tax efficiency record ranks in the top 5% of domestic equity funds. I am very proud of this record.

1999 Dividends

In accordance with IRS requirements, the Board of Directors recently voted to distribute the following dividends for the Aggressive Growth Portfolio for calendar year 1999:

            Ordinary income                          $  .00
            Short-term capital gains                 $ 2.32
            Long-term capital gains                  $ 1.96
                                                     ------
            Total dividends                          $ 4.28

Based on a recent net asset value per share of $36.73 and year-to-date return of over 70%, 1999 appears to be another very tax efficient year.

Wall Street Transcript Interview
--------------------------------
On October 4, the Wall Street Transcript, a magazine for investment professionals, published an interview with me on Bridgeway's strategies and portfolios, including this one. Copies are too expensive to distribute with this letter (sorry), but you can see the article in full on our web site at www.bridgewayfund.com/910wall.htm.

Conclusion
----------
As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery


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